                                                                    EXHIBIT 24.2


                         POWER OF ATTORNEY OF DIRECTORS

        Each of the undersigned directors of Applied Materials, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints James C. Morgan, Joseph R. Bronson and Joseph J. Sweeney and each of them with power to act alone, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement or Registration Statements on Form S-8 or other appropriate form, under the Securities Act of 1933, as amended, relating to up to 53,500,000 shares of Common Stock of the Company issuable under the Applied Materials, Inc. 2000 Global Equity Incentive Plan, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file such Registration Statement and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes, as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, we have hereunto set our hands this 14th day of December, 2000.


     /s/ Michael H. Armacost                        /s/ Paul R. Low
------------------------------------        ------------------------------------
         Michael H. Armacost                            Paul R. Low

                                                     /s/ Dan Maydan
------------------------------------        ------------------------------------
        Deborah A. Coleman                               Dan Maydan

    /s/ Herbert M. Dwight, Jr.
------------------------------------        ------------------------------------
        Herbert M. Dwight, Jr.                       Steven L. Miller.

      /s/ Philip V. Gerdine                         /s/ James C. Morgan
------------------------------------        ------------------------------------
          Philip V. Gerdine                             James C. Morgan

      /s/ Tsuyoshi Kawanishi                          /s/ Stan Shih
------------------------------------        ------------------------------------
          Tsuyoshi Kawanishi                              Stan Shih